Marketable Securities:	12 Months Ended
Dec. 31, 2012
Marketable Securities:

Note 5.      Marketable Securities:

	2012	2011
Fair value at beginning of year	$892,271	$2,263,923
Acquisitions	101,482	698,574
Dispositions, at cost	(6,272)	(894,053)
Realized gain	(7,373)	(772,698)
Unrealized loss	(256,659)	(403,475)
Fair value at balance sheet date	$723,449	$892,271

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized. Realized gains and losses are based on the average cost method. In 2012, declines in the fair value of certain securities were determined to be other than temporary and as a result the Company recognized an impairment loss of $433,973. As of December 31, 2012 and 2011, marketable securities had a cost basis of $511,766 and $850,529, respectively.